Deconsolidation (Sale of Vybe Labs, Inc.)	9 Months Ended
Sep. 30, 2023
Deconsolidation
Deconsolidation (Sale of Vybe Labs, Inc.)

Note 3 – Deconsolidation (Sale of Vybe Labs, Inc.)

On June 1, 2023, the Company entered into an Agreement for Purchase and Sale of Stock (the “Vybe Sale Agreement”) with Emblaze One, Inc., a Nevada corporation, (“Emblaze”) wherein the Company sold all 5,000 of its shares of common stock of its wholly owned subsidiary, Vybe Labs, Inc., a Delaware corporation (“Vybe”). Emblaze is a company 100% owned by the Company’s Chief Executive Officer, Chairman of the Board of Directors, and majority shareholder, Jaspreet Mathur.

The transaction is recorded as follows at the date of this transaction:

June 1,
2023

Total assets and liabilities deconsolidated for Vybe:
Total assets	$1,156,733
Total liabilities	(1,356,750)

Net assets (liabilities)	$(241,365)

Net amount of deconsolidation – Recorded as a Gain on Deconsolidation of Subsidiary	$241,365